UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 13, 2025

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officer

On January 13, 2025, the Board of Directors (the “Board”) of Vishay Intertechnology, Inc. (the “Company” or “Vishay”) appointed Roy Shoshani, the Company’s current Executive Vice President – Chief Technical Officer, as the Company’s Executive Vice President – Chief Operating Officer of Semiconductors and Chief Technical Officer, effective as of January 13, 2025.

Mr. Shoshani was not appointed to his new position pursuant to any arrangement or understanding between Mr. Shoshani and any other person. Mr. Shoshani is the brother of director Ziv Shoshani and the nephew of director Ruta Zandman. Except as disclosed herein, there are no family relationships between Mr. Shoshani and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Shoshani is not a party to, and does not have any direct or indirect material interest in, any current or proposed transaction requiring disclosure under Item 404(a) of Regulation S-K.

Biographical information for Mr. Shoshani is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024, which disclosures are incorporated by reference herein.

Amendment to Existing Employment Agreement

On January 13, 2025, the Compensation Committee of the Board approved the execution of an amendment to Mr. Shoshani’s employment agreement with the Company and its subsidiary, Siliconix incorporated. The amendment reflects Mr. Shoshani’s updated title and provides that, effective January 1, 2025, Mr. Shoshani will be entitled to an annual base salary not less than $690,800.

The foregoing summary is qualified in its entirety by reference to the amendment to Mr. Shoshani’s employment agreement, which amendment will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Departure of the Chief Operating Officer

On January 13, 2025, the employment of Jeff Webster, the Company’s Executive Vice President – Chief Operating Officer, ceased on terms entitling him to severance benefits in accordance with the terms of his employment agreement, provided that Mr. Webster executes a release of claims and complies with pre-existing restrictive covenants.

Following the cessation of Mr. Webster’s employment, Joel Smejkal, the Company’s President & Chief Executive Officer, will directly oversee the Passive Components function until a successor is identified.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ David L. Tomlinson

Name:	David L. Tomlinson
Title:	Senior Vice President – Chief Accounting Officer